UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2006 (April 19, 2006)

HALLADOR PETROLEUM COMPANY
(Exact Name of Registrant as specified in Charter)

0-14731
(Commission File Number)

Colorado	84-1014610
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver, Colorado	80264-2701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-839-5504     fax:  303-832-3013

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2006, Sunrise Coal, LLC, an Indiana limited liability company (“Sunrise”) entered into that certain Loan and Security Agreement (the “Credit Agreement”) with Old National Bank (“Lender”), whereby Lender agreed to loan up to $30,000,000 to Sunrise. Concurrently, the registrant entered into a Continuing Guaranty (the “Guaranty”) in favor of the Lender for the purpose of guaranteeing up to $15,000,000, or such greater amount as Hallador approves, of the obligations incurred by Sunrise pursuant to the Credit Agreement. The obligations of registrant under the Guaranty are secured by that certain Collateral Assignment of Hallador Master Purchase/Sale Agreement, whereby registrant, Hallador Petroleum LLLP, a Colorado limited liability limited partnership, and Hallador Production Company, a Colorado Corporation, agreed to collaterally assign all of their rights to receive payment for gas delivered under that certain Master Purchase/Sale Agreement with Coral Energy Resources, L.P., dated November 12, 2001, to the Bank pursuant to the terms and conditions thereof. Sunrise and the registrant have also entered into that certain Reimbursement Agreement, whereby Sunrise is required to reimburse the registrant for any amounts paid to Lender pursuant to the Guaranty. As previously disclosed, Sunrise and registrant are currently negotiating a plan of merger whereby Sunrise and registrant would become wholly owned subsidiaries of a to-be-formed common parent corporation.

The Guaranty, the Collateral Assignment of Hallador Master Purchase/Sale Agreement and the Reimbursement Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLADOR PETROLEUM COMPANY

Date: April 25, 2006	By: /s/ Victor P. Stabio
Victor P. Stabio
Chief Executive Officer and President

Exhibit No.   Description of Exhibit
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10.1	Continuing Guaranty, dated April 19, 2006, by Hallador Petroleum Company in favor of Old National Bank

10.2	Collateral Assignment of Hallador Master Purchase/Sale Agreement, dated April 19, 2006, among Hallador Petroleum Company, Hallador Petroleum LLLP, and Hallador Production Company and Old National Bank

10.3	Reimbursement Agreement, dated April 19, 2006, between Hallador Petroleum Company and Sunrise Coal, LLC